[FSBL LOGO]  FIRST SECURITY BENEFIT LIFE INSURANCE
             AND ANNUITY COMPANY OF NEW YORK

ASSET REALLOCATION/DOLLAR COST AVERAGING

Attn:  Annuity Administration - AdvisorDesigns

Please type or print in black ink.  Questions?  Call our customer Service Center at 1-800-888-2461 ext. 3112.

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1. GENERAL ACCOUNT INFORMATION
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________________________________________________________________________________
Contract Number

________________________________________________________________________________
Name of Annuitant/Participant
(First)                            (MI)                            (Last)

________________________________________________________________________________
Address

________________________________________________________________________________
City

________________________________________________________________________________
State                              Zip Code

________________________________________________________________________________
Tax I.D. Number/Social Security Number

________________________________________________________________________________
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

________________________________________________________________________________
E-Mail Address

|_|  Single     |_|  Married (please check one)

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2. ASSET REALLOCATION
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Use this option to automatically transfer funds to maintain a particular percent allocation among your investment options.

_______/_______/_______
Effective Date

If no date is indicated,  or the date indicated is prior to the date of receipt, the Asset Reallocation will occur on the date of receipt.

|_|  Please   allocate   future   contributions   according  to  the  investment
     percentages  marked at the right.  IF THIS BOX IS NOT MARKED,  NO CHANGE IN
     FUTURE ALLOCATIONS WILL OCCUR.

Please make transfers:  o  Monthly
                        o  Quarterly
                        o  Semi-Annually
                        o  Annually

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2. ASSET REALLOCATION (CONTINUED)
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ENTER YOUR INVESTMENT CHOICE(S):

_______% Rydex Biotechnology
_______% Rydex Internet
_______% Rydex Electronics
_______% Rydex Energy Services
_______% Rydex Technology
_______% Rydex Precious Metals
_______% Rydex Basic Materials
_______% Rydex Banking
_______% Rydex Telecommunications
_______% Rydex Energy
_______% Rydex Financial Services
_______% Rydex Health Care
_______% Rydex Utilities
_______% Rydex Real Estate
_______% Templeton Developing Markets Class 2
_______% Rydex Large Cap Japan
_______% Rydex Large Cap Europe
_______% Templeton Foreign Securities Class 2
_______% OppenheimerFunds Global
_______% Rydex Mekros
_______% Franklin Small Cap Class 2
_______% Rydex Medius
_______% Rydex Transportation
_______% Strong Opportunity
_______% Rydex Arktos
_______% Rydex OTC
_______% AIM V.I. Capital Appreciation Series I
_______% Rydex Retailing
_______% Rydex Consumer Products
_______% Rydex Velocity 100
_______% Rydex Nova
_______% Rydex Leisure
_______% Rydex Ursa
_______% Fidelity VIP II Index 500
_______% Fidelity VIP II Growth Opportunities
_______% Fidelity VIP II Contrafund
_______% Rydex Titan 500
_______% Rydex Sector Rotation
_______% Neuberger Berman AMT Guardian Portfolio
_______% Neuberger Berman AMT Partners Portfolio
_______% Federated High Income Bond II - Services Shares
_______% Fidelity VIP II Investment Grade Bond
_______% Rydex U.S. Government Bond
_______% Federated Fund for U.S. Government Securities II
_______% Rydex Money Market

MUST TOTAL 100%

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3. DOLLAR COST AVERAGING (DCA)
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FROM: (choose only one)
_______  Rydex Biotechnology
_______  Rydex Internet
_______  Rydex Electronics
_______  Rydex Energy Services
_______  Rydex Technology
_______  Rydex Precious Metals
_______  Rydex Basic Materials
_______  Rydex Banking
_______  Rydex Telecommunications
_______  Rydex Energy
_______  Rydex Financial Services
_______  Rydex Health Care
_______  Rydex Utilities
_______  Rydex Real Estate
_______  Templeton Developing Markets Class 2
_______  Rydex Large Cap Japan
_______  Rydex Large Cap Europe
_______  Templeton Foreign Securities Class 2
_______  OppenheimerFunds Global
_______  Rydex Mekros
_______  Franklin Small Cap Class 2
_______  Rydex Medius
_______  Rydex Transportation
_______  Strong Opportunity
_______  Rydex Arktos
_______  Rydex OTC
_______  AIM V.I. Capital Appreciation Series I
_______  Rydex Retailing
_______  Rydex Consumer Products
_______  Rydex Velocity 100
_______  Rydex Nova
_______  Rydex Leisure
_______  Rydex Ursa
_______  Fidelity VIP II Index 500
_______  Fidelity VIP II Growth Opportunities
_______  Fidelity VIP II Contrafund
_______  Rydex Titan 500
_______  Rydex Sector Rotation
_______  Neuberger Berman AMT Guardian Portfolio
_______  Neuberger Berman AMT Partners Portfolio
_______  Federated High Income Bond II - Services Shares
_______  Fidelity VIP Investment Grade Bond
_______  Rydex US Government Bond
_______  Federated Fund U.S. Government Securities II
_______  Rydex Money Market
MUST TOTAL 100%

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3. DOLLAR COST AVERAGING (DCA) (CONTINUED)
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TO: (must be %)
_______  Rydex Biotechnology
_______  Rydex Internet
_______  Rydex Electronics
_______  Rydex Energy Services
_______  Rydex Technology
_______  Rydex Precious Metals
_______  Rydex Basic Materials
_______  Rydex Banking
_______  Rydex Telecommunications
_______  Rydex Energy
_______  Rydex Financial Services
_______  Rydex Health Care
_______  Rydex Utilities
_______  Rydex Real Estate
_______  Templeton Developing Markets Class 2
_______  Rydex Large Cap Japan
_______  Rydex Large Cap Europe
_______  Templeton Foreign Securities Class 2
_______  OppenheimerFunds Global
_______  Rydex Mekros
_______  Franklin Small Cap Class 2
_______  Rydex Medius
_______  Rydex Transportation
_______  Strong Opportunity
_______  Rydex Arktos
_______  Rydex OTC
_______  AIM V.I. Capital Appreciation Series I
_______  Rydex Retailing
_______  Rydex Consumer Products
_______  Rydex Velocity 100
_______  Rydex Nova
_______  Rydex Leisure
_______  Rydex Ursa
_______  Fidelity VIP II Index 500
_______  Fidelity VIP II Growth Opportunities
_______  Fidelity VIP II Contrafund
_______  Rydex Titan 500
_______  Rydex Sector Rotation
_______  Neuberger Berman AMT Guardian Portfolio
_______  Neuberger Berman AMT Partners Portfolio
_______  Federated High Income Bond II - Services Shares
_______  Fidelity VIP Investment Grade Bond
_______  Rydex US Government Bond
_______  Federated Fund U.S. Government Securities II
_______  Rydex Money Market
MUST TOTAL 100%

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3. DOLLAR COST AVERAGING (DCA) (CONTINUED)
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Use this option to periodically direct Contract value from one investment option to one or more other options.

Please establish the transfer under the following option:
(Check only one)

A.  |_|  $___,_________ per transfer over______mos./yrs.

B.  |_|  Fixed Period ______ mos./yrs.

C.  |_|  Only Interest/Earnings over ______ mos./yrs.
         (Earnings will accrue for one time period - i.e. monthly or quarterly -
         from the effective date before the first transfer occurs.)

Please make transfers:  |_|  Monthly           |_|  Quarterly
                        |_|  Semiannually      |_|  Annually

_______/_______/_______
Effective Date

If no date is indicated,  or the date indicated is prior to the date of receipt, the Automatic Dollar Cost Averaging will occur on the date of receipt.

TRANSFER OPTIONS (PLEASE CHOOSE ONE):

|_|  Dollars
|_|  Percent
|_|  Earnings Only

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4. SIGNATURES
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I have read, understand, and authorize the changes requested on this form.

X
________________________________________________________________________________
Signature of Annuitant/Participant                                     Date

X
________________________________________________________________________________
Signature of Contractowner (if different than Annuitant)               Date

X
________________________________________________________________________________
Signature of Joint Owner (if applicable)                               Date

 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
          70 West Red Oak Lane
          White Plains, New York 10604

FSB217Supp (10-01)